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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 13, 1999
                        (DATE OF EARLIEST EVENT REPORTED)




                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                                     74-1509818
(STATE OR OTHER JURISDICTION OF              (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)


                                    1-4371
                            (COMMISSION FILE NUMBER)


                             10500 WESTOFFICE DRIVE
                              HOUSTON, TEXAS 77042
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                (713) 785-7790
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      Effective December 13, 1999, Tech-Sym Corporation (the "Company") completed the sale of its interest in GeoScience Corporation of approximately 80% to Sercel, Inc., a wholly-owned subsidiary of Compagnie Generale de Geophysique ("CGG"). Under the terms of the previously filed agreement, Tech-Sym received $53.6 million in cash for its 7,995,000 shares. Additionally, CGG assumed approximately $30 million in GeoScience debt. Approximately $25 million of the proceeds from the sale were used to repay debt of the Company, and the balance will be used for working capital purposes and purchases of Tech-Sym stock under its repurchase program.

      A copy of the press release dated December 13, 1999 issued by the Company announcing the completion of the sale of its interests in GeoScience Corporation is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (b) PRO FORMA FINANCIAL INFORMATION.

      The Company's historical consolidated financial statements for the year ended December 31, 1998 and for the nine months ended September 30, 1999 reflect the Company's investment in GeoScience Corporation as a discontinued operation. The following unaudited pro forma consolidated financial statements set forth the results of continuing operations of the Company for the year ended December 31, 1998, and the nine months ended September 30, 1999, as if the sale of GeoScience Corporation and the related debt repayments had occurred at the beginning of the respective periods presented. The following unaudited pro forma consolidated balance sheet sets forth the financial position of the Company as if the sale of GeoScience Corporation and related debt repayments had occurred on September 30, 1999.

      The pro forma information is based upon the historical consolidated financial statements of the Company and all material adjustments necessary to the historical financial statements to reflect the sale of GeoScience Corporation and related debt repayments.

      The pro forma financial information is not necessarily indicative of the results that actually would have occurred had the sale of GeoScience and related debt repayments been in effect on the dates and for the periods indicated or that may be obtained in the future. The pro forma financial information should be read in connection with the Financial Statements included in Item 8 -- of the Company's Form 10-K for the fiscal year 1998 and in Item 1 -- of the Company's Form 10-Q for the quarter ended September 30, 1999.

      (c) EXHIBITS

      Press release dated December 13, 1999, announcing the completion of the sale of the Company's interests in GeoScience Corporation.

                              TECH-SYM CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                September 30, 1999
                                         (in thousands except par value
                                              and number of shares)

                                                    Pro Forma
                                    Historical     Adjustments       Pro Forma
                                   --------------  ------------     ------------
ASSETS
Current assets:
  Cash and cash equivalents        $       3,674   $    34,172 a,b,c    $37,846
  Short-term investments                     100                            100
  Receivables, net                        32,044                         32,044
  Unbilled revenue                        38,806                         38,806
  Inventories, net                        21,448                         21,448
  Net assets of discontinued
    operations                            61,527       (52,875)a,b,c      8,652
  Other                                    1,105                          1,105
                                   --------------  ------------     ------------
            Total current assets         158,704       (18,703)         140,001

Property, plant and equipment, net        30,263                         30,263
Long-term deferred tax asset               4,735                          4,735
Other assets                              17,551                         17,551
                                   --------------  ------------     ------------
                    Total assets   $     211,253   $   (18,703)     $   192,550
                                   ==============  ============     ============

LIABILITIES
Current liabilties:
  Notes payable                    $      20,999   $   (11,768)c    $     9,231
  Current maturities of
    long-term debt                         1,237                          1,237
  Accounts payable                         9,709                          9,709
  Billings in excess of cost
    and estimated earnings on
    uncompleted contracts                  6,704                          6,704
  Other accrued liabilities               11,439        (5,713)a,c        5,726
                                   --------------  ------------     ------------
       Total current liabilities          50,088       (17,481)          32,607

Minority interest                         (1,222)                        (1,222)
Long-term debt                             1,641                          1,641
Deferred taxes on income                   9,452                          9,452
Other liabilities and deferred
credits                                    8,433                          8,433
                                   --------------  ------------     ------------
               Total liabilities          68,392       (17,481)          50,911

SHAREHOLDERS' INVESTMENT
Preferred stock - authorized
  2,000,000 shares, without par value;
  none issued
Common stock - authorized 20,000,000
  shares, $.10 par value; issued
  8,090,381                                  809                            809
Additional capital                        41,985                         41,985
Accumulated earnings                     133,999        (1,222)a        132,777
Accumulated other comprehensive loss      (3,631)                        (3,631)
Common stock held in treasury
  at cost (2,055,100 shares)             (30,301)                       (30,301)
                                   --------------  ------------     ------------

  Total shareholders' investment         142,861        (1,222)         141,639
                                   --------------  ------------     ------------
     Total liabilities, minority
      interest and shareholders'
                      investment   $     211,253   $   (18,703)      $  192,550
                                   ==============  ============     ============

                   The accompanying notes are an integral part
                    of these pro forma financial statements.

                              TECH-SYM CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                                        Nine Months Ended September 30, 1999
                                      (in thousands except per share amounts)


                                                    Pro Forma
                                      Historical   Adjustments       Pro Forma
                                     ------------- -------------    ------------
Revenue                              $    115,524                   $   115,524
Cost of revenue                            83,808                        83,808
                                     ------------- -------------    ------------
Gross profit                               31,716                        31,716
Company-sponsored product
  development                               2,575                         2,575
Selling, general and
  administrative expense                   27,560                        27,560
Interest expense                            1,145          (695)d           450
Other expense, net                            588                           588
                                     ------------- -------------    ------------

(Loss) income from continuing
  operations before income taxes,
  minority interest and other
  nonrecurring items                         (152)          695             543
        (Benefit) provision for
          income taxes                        (49)          243 d           194
Minority interest                            (106)                         (106)
                                     ------------- -------------    ------------
Income from continuing operations
  before nonrecurring items          $           3 $         452    $        455
                                     ============= =============    ============

Earnings per common share-basic      $        0.00 $        0.08    $       0.08
Earnings per common share-diluted             0.00          0.08            0.08

Average shares outstanding-basic
  and diluted                                6,025         6,025           6,025

                   The accompanying notes are an integral part
                    of these pro forma financial statements.

                              TECH-SYM CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                                            Year Ended December 31, 1998
                                      (in thousands except per share amounts)


                                                    Pro Forma
                                      Historical   Adjustments       Pro Forma
                                     ------------- -------------    ------------
Revenue                              $    140,479                   $   140,479

Cost of revenue                           100,606                       100,606
                                     ------------- -------------    ------------
Gross profit                               39,873                        39,873

Company-sponsored product
  development                               3,505                         3,505
Selling, general and
  administrative expense                   31,663                        31,663
Interest expense                            1,305          (997) d          308
Other expense (income), net                (2,247)                       (2,247)
                                     ------------- -------------    ------------

Income from continuing operations
  before income taxes and other
  nonrecurring items                        5,647           997           6,644

        Provision for income taxes          1,861           349 d         2,210
                                     ------------- -------------    ------------

Income from continuing operations
  before nonrecurring items           $      3,786 $         648    $      4,434
                                     ============= =============    ============

Earnings per common share-basic      $        0.63 $        0.11    $       0.73
Earnings per common share-diluted             0.61          0.10            0.72

Average shares outstanding-basic             6,049         6,049           6,049
Average shares outstanding-diluted           6,175         6,175           6,175

                   The accompanying notes are an integral part
                    of these pro forma financial statements.

                              Tech-Sym Corporation
              Notes to Unaudited Pro Forma Financial Information


(a) Adjustment to record the proceeds collected from the sale of GeoScience Corporation and to eliminate the net assets of GeoScience Corporation held for sale and other related amounts in the Company's consolidated balance sheet as of September 30, 1999.
(b) Adjustment to reflect the collection of $4,055,000 from GeoScience Corporation related to the settlement of intercompany balances.
(c) Adjustment to reflect the use of proceeds from the sale of GeoScience Corporation to pay down debt of $11,768,000 and related accrued interest related to the Company's continuing operations and debt of $11,654,000 and related accrued interest related to Continental Electronics Corporation, a wholly owned subsidiary of the Company that is reported as a discontinued operation.
(d) Adjustment to reflect the reduction in interest expense related to the repayment of debt related to continuing operations as if the debt was paid off at the beginning of the period.

                                  EXHIBIT INDEX

      EXHIBIT NO.

      Exhibit 99(a)  -- Press release issued by the registrant dated
                        December 13, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TECH-SYM CORPORATION


Date: December 28, 1999

                            By:   /S/ J. RANKIN TIPPINS
                                  J. Rankin Tippins
                                  VICE PRESIDENT,  GENERAL COUNSEL AND SECRETARY